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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                     SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)         June 1, 1998

                       OMEGA HEALTHCARE INVESTORS, INC.
                       --------------------------------
            (Exact name of registrant as specified in its charter)

           MARYLAND              1-11316            NO. 38-3041398
           -------------------------------------------------------
           (State or other     (Commission          (IRS Employer
           jurisdiction of      File No.)           Identification
            incorporation)                              No.)

      905 WEST EISENHOWER CIRCLE, SUITE 110, ANN ARBOR, MI         48103
      ------------------------------------------------------------------
        (Address of principal executive officers)             (Zip Code)

Registrant's telephone number, including area code (734) 747-9790

                                NOT APPLICABLE
                                --------------
        (Former name or former address, if changed since last report.)
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                 Item 7.   Financial Statements and Exhibits

                                (c)  Exhibits

            1   Underwriting Agreement dated June 5, 1998 relating
                         to the 6.95% Notes due 2002

             4   Form of Supplemental Indenture No. 1 dated as of
               June 1, 1998 relating to the 6.95% Notes due 2002

                   8   Opinion of Counsel to the Registrant
                          regarding tax consequences


                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                OMEGA HEALTHCARE INVESTORS, INC.
                                -----------------------------------
                                (Registrant)

Date: June 9, 1998              By:  /s/ David A. Stover
     ----------------               -------------------------
                                    David A. Stover
                                    Chief Financial Officer
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                                EXHIBIT INDEX



EXHIBIT NO.            DESCRIPTION
----------             -----------
    1                  Underwriting Agreement dated June 5, 1998 relating
                       to the 6.95% Notes due 2002.

    4 Form of Supplemental Indenture No. 1 dated as of June 1, 1998 relating to the 6.95% Notes due 2002.

    8 Opinion of Counsel to the Registrant regarding tax consequences.